                                                                               .
                                                                               .
                                                                               .
                                                            Exhibit 99 -- (g)(v)

                         SHAREHOLDER SERVICE AGREEMENT

                                    AMENDED

                                   SCHEDULE A

Name of Fund                                          Effective Date
------------                                          --------------
Schwab 1000 Fund                                      April 2, 1991

Schwab Short-Term Bond Market Fund
  (Formerly known as Schwab Short-Term
  Bond Market Index Fund and
  Schwab Short/Intermediate
  Government Bond Fund)                               November 4, 1991

Schwab California Long-Term Tax-Free Bond Fund        February 20, 1992

Schwab Long-Term Tax-Free Bond Fund                   July 30, 1992

Schwab Total Bond Market Fund
  (Formerly known as Schwab Total Bond
  Market Index Fund and Schwab
  Long-Term Government Bond Fund)                     March 1, 1993

Schwab Short/Intermediate
  Tax-Free Bond Fund                                  March 1, 1993

Schwab California Short/Intermediate
  Tax-Free Bond Fund                                  March 1, 1993

Schwab YieldPlus Fund                                 July 21, 1999

Schwab GNMA Fund                                      January 27, 2003

Schwab California Tax-Free YieldPlus Fund             November 15, 2004

Schwab Tax-Free YieldPlus Fund                        November 15, 2004

Schwab Inflation Protected Fund                       January 21, 2006

Schwab Global Real Estate Fund                        February 28, 2007

                                    SCHWAB INVESTMENTS

                                    By:    /s/ Kimon Daifotis
                                           -------------------------
                                    Name:  Kimon Daifotis
                                    Title: Senior Vice President and
                                           Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:    /s/ Fred Potts
                                           ----------------------
                                    Name:  Fred Potts
                                    Title: Senior Vice President

Dated: February 28, 2007

                                    AMENDED

                                   SCHEDULE C

                            SHAREHOLDER SERVICE FEES

Name of Fund                                 Fee
------------                                 ---
Schwab 1000 Fund -- Investor Shares          Twenty one-hundredths of one
                                             percent (.20%) of the class's
                                             average annual net assets,
                                             calculated and payable on a monthly
                                             basis

Schwab 1000 Fund -- Select Shares TM         Five one-hundredths of one percent
                                             (.05%) of the class's average
                                             annual net assets, calculated
                                             and payable on a monthly basis

Schwab Short-Term Bond Market Fund           Twenty one-hundredths of one
  (Formerly known as Schwab Short-Term       percent (.20%) of the Fund's
  Bond Market Index Fund and                 average annual net assets, calculated
  Schwab Short/Intermediate                  and payable on a monthly basis
  Government Bond Fund)

Schwab California Long-Term                  Twenty one-hundredths of one
  Tax-Free Bond Fund                         percent (.20%) of the Fund's
                                             average annual net assets,
                                             calculated and payable on a monthly
                                             basis

Schwab Long-Term Tax-Free Bond Fund          Twenty one-hundredths of one
                                             percent (.20%) of the Fund's
                                             average annual net assets,
                                             calculated and payable on a monthly
                                             basis

Schwab Total Bond Market Fund                Twenty one-hundredths of one
  (Formerly known as Schwab Total Bond       percent (.20%) of the Fund's
  Market Index Fund and Schwab               average annual net assets,
  Long-Term Government Bond Fund)            calculated and payable on a monthly
                                             basis

Schwab Short/Intermediate                    Twenty one-hundredths of one
  Tax-Free Bond Fund                         percent (.20%) of the Fund's
                                             average annual net assets,
                                             calculated and payable on a monthly
                                             basis

Schwab California Short/Intermediate         Twenty one-hundredths of one percent
  Tax-Free Bond Fund                         (.20%) of the Fund's average annual
                                             net assets, calculated and payable
                                             on a monthly basis

Schwab YieldPlus Fund -- Investor Shares     Twenty one-hundredths of one
                                             percent (.20%) of the class's
                                             average annual net assets,
                                             calculated and payable on a monthly
                                             basis

Schwab YieldPlus Fund -- Select Shares       Five one-hundredths of one percent
                                             (.05%) of the class's average
                                             annual net assets, calculated and
                                             payable on a monthly basis

Schwab GNMA Fund -- Investors Shares         Twenty one-hundredths of one
                                             percent (.20%) of the class's
                                             average annual net assets,
                                             calculated and payable on a monthly
                                             basis

Schwab GNMA Fund -- Select Shares            Five one-hundredths of one percent
                                             (.05%) of the class's average
                                             annual net assets, calculated and
                                             payable on a monthly basis

Schwab California Tax-Free YieldPlus Fund    Twenty one-hundredths of one
-- Investors Shares                          percent (.20%) of the class's
                                             average annual net assets,
                                             calculated and payable on a monthly
                                             basis

Schwab California Tax-Free YieldPlus Fund    Five one-hundredths of one percent
-- Select Shares                             (.05%) of the class's average
                                             annual net assets, calculated and
                                             payable on a monthly basis

Schwab Tax-Free YieldPlus Fund --            Twenty one-hundredths of one
Investors Shares                             percent (.20%) of the class's
                                             average annual net assets,
                                             calculated and payable on a monthly
                                             basis

Schwab Tax-Free YieldPlus Fund -- Select     Five one-hundredths of one percent
Shares                                       (.05%) of the class's average
                                             annual net assets, calculated and
                                             payable on a monthly basis

Schwab Inflation Protected Fund --           Twenty one-hundredths of one
Investor Shares                              percent (.20%) of the class's
                                             average annual net assets,
                                             calculated and payable on a monthly
                                             basis

Schwab Inflation Protected Fund -- Select    Five one-hundredths of one percent
Shares                                       (.05%) of the class's average
                                             annual net assets, calculated
                                             and payable on a monthly basis

Schwab Global Real Estate Fund-- Investor    Twenty one-hundredths of one
Shares                                       percent (.20%) of the class's
                                             average annual net assets,
                                             calculated and payable on a monthly
                                             basis

Schwab Global Real Estate Fund -- Select     Five one-hundredths of one percent
Shares                                       (.05%) of the class's average
                                             annual net assets, calculated and
                                             payable on a monthly basis

                                    SCHWAB INVESTMENTS

                                    By:    /s/ Kimon Daifotis
                                           ------------------------
                                    Name:  Kimon Daifotis
                                    Title: Senior Vice President and
                                           Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:    /s/ Fred Potts
                                           ----------------------
                                    Name:  Fred Potts
                                    Title: Senior Vice President

Dated: February 28, 2007